SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Alternative Asset Allocation Plus Fund DWS Floating Rate Plus Fund DWS Global Inflation Plus Fund DWS Short Duration Plus Fund

Effective October 1, 2011, each of the above-listed funds will change its name as follows:

Current Name	New Name, Effective October 1, 2011
DWS Alternative Asset Allocation Plus Fund	DWS Alternative Asset Allocation Fund
DWS Floating Rate Plus Fund	DWS Floating Rate Fund
DWS Global Inflation Plus Fund	DWS Global Inflation Fund
DWS Short Duration Plus Fund	DWS Short Duration Fund

Please Retain This Supplement for Future Reference

September 14, 2011
PROSTKR-112